                                                                    EXHIBIT 4.16


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                          NEWFIELD EXPLORATION COMPANY



                                       AND



                            FIRST UNION NATIONAL BANK



                                   AS TRUSTEE




                      FORM OF JUNIOR SUBORDINATED INDENTURE





          RELATING TO [____% JUNIOR SUBORDINATED DEBENTURES DUE _____]




                     DATED AS OF _______________ ___, _____


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

                                TABLE OF CONTENTS


                                      ARTICLE I
               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01   Definitions.......................................................1
SECTION 1.02   Form of Documents Delivered to Trustee............................8
SECTION 1.03   Successors........................................................8
SECTION 1.04   Indenture and Securities Solely Corporate Obligations.............8
SECTION 1.05   Addresses for Notices, etc. ......................................9
SECTION 1.06   GOVERNING LAW.....................................................9
SECTION 1.07   Evidence of Compliance with Conditions Precedent..................9
SECTION 1.08   Business Days.....................................................9
SECTION 1.09   Trust Indenture Act to Control...................................10
SECTION 1.10   Table of Contents, Headings, etc.................................10
SECTION 1.11   Execution in Counterparts........................................10
SECTION 1.12   Separability.....................................................10

                                     ARTICLE II
                                     SECURITIES

SECTION 2.01   Forms Generally..................................................10
SECTION 2.02   Execution and Authentication.....................................11
SECTION 2.03   Form and Payment.................................................11
SECTION 2.04   Global Security..................................................11
SECTION 2.05   Interest.........................................................13
SECTION 2.06   Transfer and Exchange............................................14
SECTION 2.07   Replacement Securities...........................................15
SECTION 2.08   Temporary Securities.............................................15
SECTION 2.09   Cancellation.....................................................16
SECTION 2.10   Defaulted Interest...............................................16
SECTION 2.11   CUSIP Numbers....................................................17
SECTION 2.12   Right of Set Off.................................................17
SECTION 2.13   Extension of Interest Payment Period.............................17

                                     ARTICLE III
                         PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01   Payment of Principal, Premium and Interest.......................18
SECTION 3.02   Offices for Notices and Payments, etc. ..........................18
SECTION 3.03   Appointments to Fill Vacancies in Trustee's Office...............19
SECTION 3.04   Provision as to Paying Agent [and Conversion Agent]..............19
SECTION 3.05   Certificate to Trustee...........................................20
SECTION 3.06   Compliance with Consolidation Provisions.........................20
SECTION 3.07   Limitation on Certain Payments...................................20
SECTION 3.08   Covenants as to Newfield Financial Trust II......................21


SECTION 3.09   Payment of Trust's Costs and Expenses............................21
SECTION 3.10   Payment Upon Resignation or Removal..............................22

                                     ARTICLE IV
                      SECURITYHOLDERS' LISTS AND REPORTS BY THE

SECTION 4.01   Securityholders' Lists...........................................22
SECTION 4.02   Preservation and Disclosure of Lists.............................22
SECTION 4.03   Reports by Company...............................................23
SECTION 4.04   Reports by the Trustee...........................................23

                                      ARTICLE V
                     REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS

SECTION 5.01   Events of Default................................................24
SECTION 5.02   Payment of Securities on Default; Suit Therefor..................25
SECTION 5.03   Application of Moneys Collected by Trustee.......................27
SECTION 5.04   Proceedings by Securityholders...................................27
SECTION 5.05   Proceedings by Trustee...........................................28
SECTION 5.06   Remedies Cumulative and Continuing...............................29
SECTION 5.07   Direction of Proceedings and Waiver of Defaults by Majority
               of Securityholders...............................................29
SECTION 5.08   Notice of Defaults...............................................30
SECTION 5.09   Undertaking to Pay Costs.........................................30
SECTION 5.10   Waiver of Stay or Extension Laws.................................30

                                     ARTICLE VI
                               CONCERNING THE TRUSTEE

SECTION 6.01   Duties and Responsibilities of Trustee...........................31
SECTION 6.02   Reliance on Documents, Opinions, etc. ...........................32
SECTION 6.03   No Responsibility for Recitals, etc. ............................33
SECTION 6.04   Trustee, Authenticating Agent, Paying Agents, Transfer
               Agents or Registrar May Own Securities...........................33
SECTION 6.05   Moneys to be Held in Trust.......................................33
SECTION 6.06   Compensation and Expenses of Trustee.............................33
SECTION 6.07   Officers' Certificate as Evidence................................34
SECTION 6.08   Conflicting Interest of Trustee..................................34
SECTION 6.09   Eligibility of Trustee...........................................34
SECTION 6.10   Resignation or Removal of Trustee................................35
SECTION 6.11   Acceptance by Successor Trustee..................................36
SECTION 6.12   Succession by Merger, etc. ......................................37
SECTION 6.13   Limitation on Rights of Trustee as a Creditor....................37
SECTION 6.14   Authenticating Agents............................................37


                                     ARTICLE VII
                           CONCERNING THE SECURITYHOLDERS

SECTION 7.01   Action by Securityholders........................................38
SECTION 7.02   Proof of Execution by Securityholders............................39
SECTION 7.03   Who Are Deemed Absolute Owners...................................39
SECTION 7.04   Securities Owned by Company Deemed Not Outstanding...............39
SECTION 7.05   Revocation of Consents; Future Holders Bound.....................40

                                    ARTICLE VIII
                  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 8.01   Company May Consolidate, etc., on Certain Terms..................40
SECTION 8.02   Successor Corporation to be Substituted for Company..............40
SECTION 8.03   Opinion of Counsel to be Given Trustee...........................41

                                     ARTICLE IX
                               SUPPLEMENTAL INDENTURES

SECTION 9.01   Without Consent of Securityholders...............................41
SECTION 9.02   With Consent of Securityholders..................................42
SECTION 9.03   Compliance with Trust Indenture Act; Effect of
               Supplemental Indentures..........................................44
SECTION 9.04   Notation on Securities...........................................44
SECTION 9.05   Evidence of Compliance of Supplemental Indenture
               to be Furnished Trustee..........................................44

                                      ARTICLE X
                                     REDEMPTION

SECTION 10.01  Special Event Redemption.........................................44
SECTION 10.02  Optional Redemption by Company...................................45
SECTION 10.03  No Sinking Fund..................................................45
SECTION 10.04  Notice of Redemption; Selection of Securities....................45
SECTION 10.05  Payment of Securities Called for Redemption......................46

                                     ARTICLE XI
                       SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01  Discharge of Indenture...........................................47
SECTION 11.02  Deposited Moneys to be Held in Trust by Trustee..................47
SECTION 11.03  Paying Agent to Repay Moneys Held................................47
SECTION 11.04  Return of Unclaimed Moneys.......................................48

                                     ARTICLE XII
                                    SUBORDINATION

SECTION 12.01  Agreement to Subordinate.........................................48


SECTION 12.02  Default on Senior Indebtedness...................................48
SECTION 12.03  Liquidation; Dissolution; Bankruptcy.............................49
SECTION 12.04  Subrogation......................................................50
SECTION 12.05  Trustee to Effectuate Subordination..............................51
SECTION 12.06  Notice by the Company............................................51
SECTION 12.07  Rights of the Trustee; Holders of Senior Indebtedness............52
SECTION 12.08  Subordination May Not Be Impaired................................52
SECTION 12.09  Article Applicable to Paying Agents..............................53
SECTION 12.10  Trust Moneys Not Subordinated....................................53

                                    [ARTICLE XIII
                              CONVERSION OF SECURITIES

SECTION 13.01  Conversion Rights................................................53
SECTION 13.02  Conversion Procedures............................................53
SECTION 13.03  Conversion Price Adjustments.....................................55
SECTION 13.04  Reclassification, Consolidation, Merger or Sale of Assets........55
SECTION 13.05  Notice of Adjustments of Conversion Price........................56
SECTION 13.06  Prior Notice of Certain Events...................................56
SECTION 13.07  Definitions Applicable to Article XIII...........................57
SECTION 13.08  Dividend or Interest Reinvestment Plans..........................58
SECTION 13.09  Certain Additional Rights........................................58
SECTION 13.10  Restrictions on Common Stock Issuable Upon Conversion............59
SECTION 13.11  Trustee Not Responsible for Determining Conversion
               Price or Adjustments.............................................59]

         THIS JUNIOR SUBORDINATED INDENTURE, dated as of ______________, ____ between Newfield Exploration Company, a Delaware corporation (the "Company"), and First Union National Bank, a national banking association, as trustee (the "Trustee").

                                   WITNESSETH:

         In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities, as follows:

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01      Definitions.

         The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture shall have the respective meanings specified in this Section
1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or that are by reference therein defined in the Securities Act, shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The following terms have the meanings given to them in the Trust Agreement: (i) Clearing Agency; (ii) Delaware Trustee; (iii) Property Trustee; (iv) Administrative Trustees; (v) Direct Action; and (vi) Distributions. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. Headings are used for convenience of reference only and do not affect interpretation. The singular includes the plural and vice versa.

         [See Section 13.07 for certain defined terms relating to the provisions of Article XIII.]

         "Additional Sums" shall have the meaning set forth in Section 2.05(c).

         "Affiliate" shall have the meaning given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

         "Authenticating Agent" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.

         "Bankruptcy Law" shall mean Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         "Board of Directors" shall mean either the Board of Directors of the Company or any duly authorized committee of that board.

         "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" shall mean, with respect to any series of Securities, any day other than a Saturday or a Sunday or a day on which banking institutions in Houston, Texas or New York, New York are authorized or required by law or executive order to close.

         "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" shall mean the common securities of the Trust representing undivided beneficial interests in the assets of the Trust which rank pari passu with Preferred Securities issued by the Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

         "Common Securities Guarantee" shall mean any guarantee that the Company may enter into with any Person or Persons that operates directly or indirectly for the benefit of holders of Common Securities of the Trust.

         "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company or any other class of stock resulting from changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

         "Company" shall mean Newfield Exploration Company, a Delaware corporation, and, subject to the provisions of Article VIII, shall include its successors and assigns.

         "Company Request" or "Company Order" shall mean a written request or order signed in the name of the Company by the Chairman of the Board, the Chief Executive Officer, the President, a Vice Chairman of the Board or a Vice President, and by its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Compounded Interest" shall have the meaning set forth in Section 2.13(a).

         "Custodian" shall mean any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

         "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulted Interest" shall have the same meaning set forth in Section 2.10.

         "Deferred Interest" shall have the meaning set forth in Section
2.13(a).

         "Definitive Securities" shall mean those securities issued in fully registered certificated form not otherwise in global form.

         "Depositary" shall mean, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.04(d).

         "Dissolution Event" means the liquidation of the Trust pursuant to the Trust Agreement, and the distribution of the Securities held by the Property Trustee to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Trust Agreement.

         "Event of Default" shall mean any event specified in Section 5.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Extended Interest Payment Period" shall have the meaning set forth in
Section 2.13(a).

         "Global Security" means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

         "Indebtedness" shall mean (i) every obligation of the Company for money borrowed; (ii) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company; (iv) every obligation of the Company issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of the Company; (vi) all indebtedness of the Company whether incurred on or prior to the date of the Indenture or thereafter incurred, for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements; and (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, the Company has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise.

         "Indebtedness Ranking on a Parity with the Securities" shall mean (i) Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such indebtedness specifically by its terms ranks equally with and not prior to the Securities in the right of payment upon the happening of any dissolution or winding up or liquidation or reorganization of the Company, and (ii) all other debt securities, and guarantees in respect of those debt securities, issued to any trust other than the Trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of equity securities that are similar to the Preferred Securities or other securities guaranteed by the Company. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking on a Parity with the Securities, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Securities.

         "Indebtedness Ranking Junior to the Securities" shall mean any Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, to the extent such indebtedness specifically by its terms ranks junior to and not equally with or prior to the Securities (and any other Indebtedness Ranking on a Parity with the Securities) in right of payment upon the happening of any dissolution or winding up or liquidation or reorganization of the Company. The securing of any Indebtedness, otherwise constituting Indebtedness Ranking Junior to the Securities, shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking Junior to the Securities.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Interest Payment Date" shall have the meaning set forth in Section 2.05(a).

         ["Investment Company Event" means the receipt by the Trust and the Company of an opinion of counsel experienced in such matters to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, which amendment or change is effective or which pronouncement or decision is announced on or after _____________, ____, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which change or prospective change becomes effective or would become effective, as the case may be, on or after the date of the original issuance of the Preferred Securities.]

         "Maturity Date" shall mean __________, ____.

         "Mortgage" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

         "Newfield Financial Trust II" or the "Trust" shall mean Newfield Financial Trust II, a Delaware business trust created for the purpose of issuing its undivided beneficial interests in connection with the issuance of Securities under this Indenture.

         "Non Book-Entry Preferred Securities" shall have the meaning set forth in Section 2.04(a)(ii).

         "Officers" shall mean any of the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Comptroller, Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company.

         "Officers' Certificate" shall mean a certificate signed on behalf of the Company, by the Chairman of the Board, Chief Executive Officer, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or a covenant provided for in this Indenture shall include the statements specified to be so included by Section 1.07 of this Indenture.

         "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Trustee.

         The term "outstanding" when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except the following:

         (a) Securities theretofore canceled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

         (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article X provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

         (c) Securities which have been paid [or converted in accordance with
Article XIII] or in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07 unless proof satisfactory to the Company and the Trustee is presented that any such Securities are held by bona fide holders in due course.

         "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt and as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

         "Preferred Securities" shall mean the [preferred securities] representing undivided beneficial interests in the assets of the Trust which rank pari passu with the Common Securities issued by the Trust; provided, however, that if an Event of Default has occurred and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the holders of the Preferred Securities shall be paid in full the Distributions and the liquidation, redemption and other payments to which they are entitled.

         "Preferred Securities Guarantee" shall mean any guarantee that the Company may enter into with First Union National Bank, or other Persons that operates directly or indirectly for the benefit of holders of Preferred Securities of the Trust.

         "Principal Office of the Trustee", or other similar term, shall mean the office of the Trustee, at which at any particular time its corporate trust business shall be administered.

         "Property Trustee" shall have the same meaning as set forth in the Trust Agreement.

         "Redemption Price" means when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Treasury Dealer" means ________________ and its successors; provided however, that if ___________________ shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Responsible Officer" shall mean any officer of the Trustee with direct responsibility for the administration of the Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" means any debt securities authenticated and delivered under this Indenture.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securityholder", "holder of Securities", or other similar terms, shall mean any Person in whose name at the time a particular Security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

         "Security Register" shall mean (i) prior to a Dissolution Event, the list of holders provided to the Trustee pursuant to Section 4.01, and (ii) following a Dissolution Event, any security register maintained by a security registrar for the Securities appointed by the Company.

         "Security Registrar" shall have the meaning assigned to it in Section 2.06(a).

         "Senior Indebtedness" shall mean all Indebtedness, whether outstanding on the date of execution of this Indenture or hereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Securities or Indebtedness Ranking Junior to the Securities, and any deferrals, renewals or extensions of such Senior Indebtedness.

         ["Special Event" means either an Investment Company Event or a Tax Event.]

         ["Special Event Redemption Price" shall mean _____________________.]

         "Subsidiary" shall mean with respect to any Person, (i) any corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any general partnership, joint venture or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

         ["Tax Event" shall mean the receipt by the Trust and the Company of an opinion of counsel experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after _____________, ____, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States Federal income tax with respect to income received or accrued on the Securities, (ii) interest payable by the Company on the Securities is not, or within 90 days of the date of such opinion, will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.]

         "Trust Agreement" means the Amended and Restated Trust Agreement of Newfield Financial Trust II, dated as of _________, as amended from time to time.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture; provided, however, that, in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trust Securities" shall mean the Preferred Securities and the Common Securities, collectively.

         "Trustee" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article VI hereof, shall also include its successors and assigns as Trustee hereunder. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

SECTION 1.02      Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.03      Successors.

         All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

SECTION 1.04      Indenture and Securities Solely Corporate Obligations.

         No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person to the Company, either directly or through the Company or any successor Person to the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

SECTION 1.05      Addresses for Notices, etc.

         Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by first class mail, registered or certified mail, overnight courier service or conformed telecopy addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company at 363 N. Sam Houston Parkway E., Suite 2020, Houston, Texas 77060 Attention: Chief Financial Officer. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee at 5847 San Felipe, Suite 1050, Houston, Texas 77057 Attention: Corporate Trust Department (unless another address is provided by the Trustee to the Company for such purpose). Any notice or communication to a Securityholder shall be mailed by first class mail to his or her address shown on the register kept by the Security Registrar.

SECTION 1.06      GOVERNING LAW.

         THIS INDENTURE AND EACH SECURITY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

SECTION 1.07 Evidence of Compliance with Conditions Precedent.

         Upon any application or request by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (except certificates delivered pursuant to Section 3.05) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 1.08      Business Days.

         In any case where the date of payment of principal of or premium, if any, or interest on the Securities [or the last day on which a holder may convert such holder's Securities] will not be a Business Day, the payment of such principal of or premium, if any, or interest on [or conversion of] the Securities need not be made on such date but may be made on the next succeeding Business Day, with the same force and effect as if made on the date of payment [or on such last day for conversion] and no interest shall accrue for the period from and after such date, except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

SECTION 1.09      Trust Indenture Act to Control.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 1.10      Table of Contents, Headings, etc.

         The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 1.11      Execution in Counterparts.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 1.12      Separability.

         In case any one or more of the provisions contained in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Securities, but this Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

                                   ARTICLE II
                                   SECURITIES

SECTION 2.01      Forms Generally.

         The Securities and the Trustee's certificate of authentication shall be substantially in the form included in Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. The Securities shall be issued in denominations of $[1,000] and integral multiples thereof.

         The Securities shall be redeemable as provided in Article X.

         The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XII.

         [The Securities shall be convertible as set forth in Article XIII.]

SECTION 2.02      Execution and Authentication.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents and attested by a Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary. The signature of any such person on the Securities may be manual or facsimile. If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual or facsimile signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Security has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Securities shall be substantially as set forth in Exhibit A hereto.

         Upon a Company Order, the Trustee shall authenticate for original issue up to, and the aggregate principal amount of Securities outstanding at any time may not exceed $__________ aggregate principal amount of the Securities, except as provided in Sections 2.07, 2.08 and 10.05.

         Each Security shall be dated the date of its authentication.

SECTION 2.03      Form and Payment.

         Except as provided in Section 2.04, the Securities shall be issued in fully registered certificated form without interest coupons. Principal of, premium, if any, and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable and such Securities will be exchangeable for Securities bearing identical terms and provisions at the office or agency of the Company maintained for such purpose under Section 3.02; provided, however, that payment of interest with respect to Securities (other than a Global Security) may be made at the option of the Company (i) by check mailed to the holder at such address as shall appear in the Security Register or (ii) by transfer to an account maintained by the Person entitled thereto; provided that proper transfer instructions have been received in writing by the relevant record date. Notwithstanding the foregoing, so long as the holder of any Securities is the Property Trustee, the payment of the principal of, premium, if any, and interest (including Compounded Interest and Additional Sums, if any), on such Securities held by the Property Trustee will be made at such place and to such account as may be designated by the Property Trustee.

SECTION 2.04      Global Security.

         (a) In connection with a Dissolution Event,

                  (i) if any Preferred Securities are held in book-entry form, the related Definitive Securities shall be presented to the Trustee (if an arrangement with the Depositary has been maintained) by the Property Trustee in exchange for one or more Global Securities (as may be required pursuant to Section 2.06) in an aggregate principal amount equal to the aggregate principal amount of all outstanding Securities, to be registered in the name of the Depositary, or its nominee, and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees; the Company upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture; and payments on the Securities issued as a Global Security will be made to the Depositary; and

                  (ii) if any Preferred Securities are held in certificated form, the related Definitive Securities may be presented to the Trustee by the Property Trustee and any Preferred Security certificate which represents Preferred Securities other than Preferred Securities in book-entry form ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in Securities presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non Book-Entry Preferred Securities until such Preferred Security certificates are presented to the Security Registrar for transfer or reissuance, at which time such Preferred Security certificates will be canceled and a Security, registered in the name of the holder of the Preferred Security certificate or the transferee of the holder of such Preferred Security certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Security certificate canceled, will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. Upon the issuance of such Securities, Securities with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be canceled.

         (b) The Global Securities shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon; provided, that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee, in accordance with instructions given by the Company as required by this Section 2.04.

         (c) The Global Securities may be transferred, in whole but not in part, only to the Depositary, another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

         (d) If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or the Depositary has ceased to be a clearing agency registered under the Exchange Act or any applicable statute or regulation, and a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and the Trustee, upon receipt of a Company Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. If there is an Event of Default, the Depositary shall have the right to exchange the Global Securities for Definitive Securities. In addition, the Company may at any time determine that the Securities shall no longer be represented by a Global Security. In the event of such an Event of Default or such a determination, the Company shall execute, and subject to Section 2.06, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company and a Company Order, will authenticate and make available for delivery the Definitive Securities, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Upon the exchange of the Global Security for such Definitive Securities, in authorized denominations, the Global Security shall be canceled by the Trustee. Such Definitive Securities issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Depositary for delivery to the Persons in whose names such Definitive Securities are so registered.

SECTION 2.05      Interest.

         (a) Each Security will bear interest at the rate of ____% per annum (the "Coupon Rate") from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from _______________,____, until the principal thereof becomes due and payable, and at the Coupon Rate on any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded semi- annually, payable (subject to the provisions of Section 2.13) [semi-annually] in arrears on _________ and _______ of each year (each, an "Interest Payment Date") commencing on
___________, ___, to the Person in whose name such Security or any predecessor Security is registered, at the close of business on the regular record date for such interest installment, which shall be the fifteenth day of the month immediately preceding the month in which the relevant Interest Payment Date falls.

         (b) Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period of less than a full calendar month, the number of days lapsed in such month. In the event that any Interest Payment Date falls on a day that is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment is otherwise required.

         (c) During such time as the Property Trustee is the holder of any Securities, the Company shall pay any additional amounts on the Securities as may be necessary in order that the amount of Distributions then due and payable by the Trust on the outstanding Trust Securities shall not be reduced as a result of any additional taxes, duties and other governmental charges to which the Trust has become subject as a result of a Tax Event ("Additional Sums").

         (d) Interest on any Security which is payable, and which is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person is whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the record date for such interest installment.

         (e) [In the case of any Security which is converted on or after any regular record date and on or prior to the next succeeding Interest Payment Date (other than any Security whose maturity is prior to such Interest Payment Date), interest whose due date is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest

(whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security is registered at the close of business on such record date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted prior to any record date, interest whose due date is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Sums or Compound Interest) on the Securities being converted, which shall be deemed to be paid in full.]

SECTION 2.06      Transfer and Exchange.

         (a) The Company shall maintain an office or agency where the Securities may be presented for registration of transfer or for exchange (the "Security Registrar"). The Company initially appoints the Trustee as Security Registrar.

         (b) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities in any authorized denomination and of a like aggregate principal amount at the Security Registrar's request. All Definitive Securities and Global Securities issued upon any registration of transfer or exchange of Definitive Securities or Global Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Securities or Global Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed or be accompanied by a written instrument of transfer in a form that is satisfactory to the Company and the Security Registrar duly executed by the holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

         The Company shall not be required to (i) issue, register the transfer of or exchange Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Securities for redemption under Article X hereof and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The transfer and exchange of beneficial interests in a Global Security, which does not involve the issuance of a Definitive Security or the transfer of an interest to another Global Security, shall be effected through the Depositary (but not the Trustee) in accordance with the procedures of the Depositary therefor. The Trustee will not have any responsibility for the transfer and exchange of beneficial interests in such Global Security that does not involve the issuance of a Definitive Security or the transfer of interests to another Global Security.

         Prior to due presentment for the registration of a transfer of any Security, the Trustee, the Company and any agent of the Trustee or the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and interest on such Securities, neither the Trustee, nor the Company nor any agent of the Trustee or the Company shall be affected by notice to the contrary.

SECTION 2.07      Replacement Securities.

         If any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacements of Securities are met. A holder requesting such replacement Security shall supply an indemnity bond or other security that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any agent thereof or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company or the Trustee may charge for its expenses in replacing a Security.

         Every replacement Security is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

SECTION 2.08      Temporary Securities.

         Pending the preparation of Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company shall cause Definitive Securities to be prepared without unreasonable delay. The Definitive Securities shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any applicable securities exchange, all as determined by the officers executing such Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at the office or agency maintained by the Company for such purpose pursuant to Section 3.02 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of Definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.

SECTION 2.09      Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or destroy canceled Securities in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Company directs them to be returned to it. The Company may not issue new Securities to replace Securities that have been redeemed or paid or that have been delivered to the Trustee for cancellation.

         All Securities surrendered for payment, redemption, [conversion,] transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Securities surrendered directly to the Trustee for any such purpose shall be promptly canceled by it. Notwithstanding any other provision of this Indenture, the Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver to the Company a certificate of such destruction.

SECTION 2.10      Defaulted Interest.

         Any interest on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (a) or clause (b) below:

         (a) The Company may make payment of any Defaulted Interest on Securities to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (b).

         (b) The Company may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.11      CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 2.12      Right of Set Off.

         Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Preferred Securities Guarantee.

SECTION 2.13      Extension of Interest Payment Period.

         (a) So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding [10] consecutive [semi-annual] periods (or the equivalent thereof), including the first such [semi-annual] period during such extension period (the "Extended Interest Payment Period"); provided that no Extended Interest Payment Period shall extend beyond the Maturity Date. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 2.13(a), will bear interest thereon at the Coupon Rate compounded [semi-annually] for each [semi-annual] period of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Securities, including any Additional Sums and Compounded Interest (together, "Deferred Interest") that shall be payable to the holders of the Securities in whose names the Securities are registered in the Security Register on the first record date preceding the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further defer payments of interest by further extending such period; provided that such period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not exceed 10 consecutive [semi-annual] periods, including the first such [semi-annual] period during such Extended Interest Payment Period or extend beyond the Maturity Date of the Securities. Upon the termination of any Extended Interest Payment Period and the payment of all Deferred Interest then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof.

         (b) The Company shall give written notice to the Administrative Trustees, the Property Trustee and the Trustee of its selection of such Extended Interest Payment Period one Business Day before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by the Trust are payable, or (ii) the date the Trust is required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or to holders of the Preferred Securities issued by the Trust, but in any event at least one Business Day before such record date.

         The [semi-annual] period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 2.13(b) shall be counted as one of the [10][semi-annual] periods permitted in the maximum Extended Interest Payment Period permitted under Section 2.13(a).

                                   ARTICLE III
                       PARTICULAR COVENANTS OF THE COMPANY

SECTION 3.01      Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of the holders of the Securities that it will duly and punctually pay or cause to be paid the principal of, premium, if any, and interest on the Securities at the place, at the respective times and in the manner provided herein. The Company further covenants to pay any and all amounts, including, without limitation, Additional Sums, as may be required pursuant to Section 2.05(c) and Compounded Interest, as may be required pursuant to Section 2.13(a).

SECTION 3.02      Offices for Notices and Payments, etc.

         So long as any of the Securities remain outstanding, the Company will maintain in New York, New York, an office or agency where the Securities may be presented for payment, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, any such office or agency for all of the above purposes shall be the Principal Office of the Trustee. In case the Company shall fail to maintain any such office or agency in New York, New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee.

SECTION 3.03      Appointments to Fill Vacancies in Trustee's Office.

         The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

SECTION 3.04 Provision as to Paying Agent [and Conversion Agent].

         (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04,

                  (i) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities and comply with all provisions of the Trust Indenture Act applicable to it as paying agent; and

                  (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of and premium or interest (including Additional Sums and Compounded Interest, if any) on the Securities when the same shall be due and payable.

         (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities) to make any payment of the principal of and premium, if any, or interest on the Securities when the same shall become due and payable.

         (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to the Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such Securities by the Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

         (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 3.04 is subject to Sections 11.03 and 11.04.

         (e) The Trustee will initially act as paying agent, Security Registrar [and Conversion Agent]. The Company may change any such entity without prior notice. The Company or its Affiliates may act in any of the foregoing capacities.

SECTION 3.05      Certificate to Trustee.

         The Company will deliver to the Trustee on or before 120 days after the end of each fiscal year in each year, commencing with the first fiscal year ending after the date hereof, so long as Securities are outstanding hereunder, an Officers' Certificate, one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company, stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

SECTION 3.06      Compliance with Consolidation Provisions.

         The Company will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to any other Person unless the provisions of
Article VIII hereof are complied with.

SECTION 3.07      Limitation on Certain Payments.

         The Company will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock) (other than (a) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a shareholder's rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) as a result of a reclassification of the Company's capital stock or the exchange or the conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, (d) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (e) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers, employees or consultants or any of the Company's dividend reinvestment plans), (ii) make any payment of principal, premium, if any, or interest on or repay or repurchase or redeem any debt securities of the Company that rank pari passu with or junior in right of payment to the Securities or (iii) make any guarantee payments with respect to any guarantee by the Company (other than payments under the Preferred Securities Guarantee) of the debt securities of any Subsidiary of the Company if such guarantee ranks pari passu or junior in right of payment with or to the Securities if at such time (1) there shall have occurred any event of which the Company has actual knowledge that (a) with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (b) in respect of which the Company shall not have taken reasonable steps to cure, (2) an Event of Default hereunder shall have occurred and be continuing, (3) if such Securities are held by the Property Trustee, the Company shall be in default with respect to its payment obligations under the Preferred Securities Guarantee or (4) the Company shall have given notice of its election of the exercise of its right to extend the interest payment period pursuant to Section 2.13(a) and any such extension shall be continuing.

SECTION 3.08      Covenants as to Newfield Financial Trust II

         In the event Securities are issued to the Trust or a trustee of such trust in connection with the issuance of Trust Securities by the Trust, for so long as such Trust Securities remain outstanding, the Company (i) will maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any successor of the Company, permitted pursuant to
Article X, may succeed to the Company's ownership of such Common Securities,
(ii) will use its reasonable efforts to cause the Trust (a) to remain a business trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust or certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement of the Trust, and (b) to otherwise continue to be treated as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes and (iii) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an undivided beneficial interest in the Securities.

SECTION 3.09      Payment of Trust's Costs and Expenses.

         In connection with the offering, sale and issuance of the Securities to the Trust and in connection with the sale of the Trust Securities by the Trust, the Company, in its capacity as borrower with respect to the Securities, shall:

         (a) pay all costs and expenses relating to the offering, sale and issuance of the Securities and compensation of the Trustee in accordance with the provisions of Section 6.06;

         (b) pay all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including commissions to the initial purchaser in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of assets of the Trust;

         (c) be primarily and fully liable for any indemnification obligations arising with respect to the Trust Agreement;

         (d) pay any and all taxes, duties, assessments or governmental charges of whatever nature (other than United States withholding taxes attributable to the Trust or its assets) imposed on the Trust by the United States, or any other taxing authority, and all liabilities, costs and expenses with respect to such taxes of the Trust; and

         (e) pay all other fees, expenses, debts and obligations (other than in respect of distributions or other amounts payable with respect to the Trust Securities) related to the Trust.

         The foregoing obligations of the Company are for the benefit of, and shall be enforceable by, any person to whom any such debt, obligations, costs, expenses and taxes are owed (each, a "Creditor") whether or not such Creditor has received notice thereof. Any such Creditor may enforce such obligations of the Company directly against the Company, and the Company irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any person before proceeding against the Company. The Company shall execute such additional agreements as may be necessary or desirable to give full effect to the foregoing.

SECTION 3.10      Payment Upon Resignation or Removal.

         Upon termination of this Indenture or the removal or resignation of the Trustee, unless otherwise stated, the Company shall pay to the Trustee all amounts accrued and owing to the date of such termination, removal or resignation. Upon termination of the Trust Agreement or the removal or resignation of the Delaware Trustee or the Property Trustee, as the case may be, pursuant to Section 5.7 of the Trust Agreement, the Company shall pay to the Delaware Trustee or the Property Trustee, as the case may be, all amounts accrued and owing to the date of such termination, removal or resignation.

                                   ARTICLE IV
                    SECURITYHOLDERS' LISTS AND REPORTS BY THE
                             COMPANY AND THE TRUSTEE

SECTION 4.01      Securityholders' Lists.

         The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

         (a) on a semi-annual basis on each regular record date for the Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders as of such record date; and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, except that, no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security Registrar.

SECTION 4.02      Preservation and Disclosure of Lists.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of the Securities (1) contained in the most recent list furnished to it as provided in
Section 4.01 or (2) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

         (b) The rights of holders of Securities to communicate with other holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders made pursuant to the Trust Indenture Act.

SECTION 4.03      Reports by Company.

         (a) In accordance with the Trust Indenture Act, the Company covenants and agrees to file with the Trustee, within 15 days after the date on which the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.04      Reports by the Trustee.

         (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each ___________ following the date of this Indenture, commencing _____________, ____, deliver to Securityholders a brief report, dated as of such __________, which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

                                    ARTICLE V
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                               ON EVENT OF DEFAULT

SECTION 5.01      Events of Default.

         "Event of Default", wherever used herein with respect to Securities, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any interest (including Compounded Interest or Additional Sums, if any), upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company in accordance with the terms hereof shall not constitute a default in the payment of interest for this purpose; or

         (b) default in the payment of all or any part of the principal of (or premium, if any, on) any Security as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration of maturity or otherwise; or

         (c) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (e) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due[; or

         (f) the failure by the Company to deliver Common Stock upon an election to convert the Securities into Common Stock].

         If an Event of Default with respect to Securities at the time outstanding occurs and is continuing, then in every such case the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities then outstanding may declare the principal amount of all Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the holders of the outstanding Securities), and upon any such declaration the same shall become immediately due and payable. Payment of principal and interest (including any Compounded Interest and Additional Sums to the extent permitted by applicable law) on such Securities shall remain subordinated to the extent provided in Article XII notwithstanding that such amount shall become immediately due and payable as herein provided.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, (i) the Company shall pay or shall deposit with the Trustee a sum sufficient to pay
(A) all matured installments of interest (including Compounded Interest and Additional Sums, if any) upon all the Securities and the principal of and premium, if any, on any and all Securities which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest specified in the Securities to the date of such payment or deposit) and
(B) such amount as shall be sufficient to cover compensation due to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, pursuant to Section 6.06, and (ii) any and all Events of Default under the Indenture, other than the non-payment of the principal of the Securities which shall have become due solely by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, in every such case, the holders of a majority in aggregate principal amount of the Securities then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         In case the Trustee or any holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee or such holder, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

SECTION 5.02      Payment of Securities on Default; Suit Therefor.

         The Company covenants that (a) in case default shall be made in the payment of any installment of interest (including Compounded Interest and Additional Sums, if any) upon any of the Securities as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities as and when the same shall have become due and payable, whether at maturity of the Securities or upon redemption or by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities, the whole amount that then shall have become due and payable on all such Securities for principal and premium, if any, or interest (including Compounded Interest and Additional Sums, if any) or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law and, if the Securities are held by the Trust or a trustee of such trust, without duplication of any other amounts paid by the Trust or a trustee in respect thereof) upon the overdue installments of interest (including Compounded Interest and Additional Sums, if any) at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any other amount due to the Trustee pursuant to
Section 6.06.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and collect in the manner provided by law out of the property of the Company or any other obligor on the Securities wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal premium, if any, and interest (including Compounded Interest and Additional Sums, if any) owing and unpaid in respect of the Securities and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee pursuant to 6.06) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Securityholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other amounts due to the Trustee pursuant to Section 6.06.

         Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

SECTION 5.03      Application of Moneys Collected by Trustee.

         Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses of collection applicable to the Securities and all other amounts due to the Trustee under Section 6.06;

         SECOND: To the payment of all Senior Indebtedness of the Company if and to the extent required by Article XII;

         THIRD: To the payment of the amounts then due and unpaid upon Securities for principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) on the Securities, in respect of which or for the benefit of which money has been collected, ratably, without preference of priority of any kind, according to the amounts due on such Securities for principal (and premium, if any) and interest, respectively; and

         FOURTH: To the Company.

SECTION 5.04      Proceedings by Securityholders.

         No holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Securities specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities.

         Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security, which right is absolute and unconditional, to receive payment of the principal of (premium, if any) and interest (including Compounded Interest and Additional Sums, if any) on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder and by accepting a Security hereunder it is expressly understood, intended and covenanted by the taker and holder of every Security with every other such taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         The Company acknowledges that, with respect to any Securities held by the Trust or a trustee of such trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Securities held as the assets of the Trust, any holder of Preferred Securities may, to the full extent permitted by law, institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay principal of or premium, if any, or interest on the Securities when due, the Company acknowledges that a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or premium, if any, or interest on the Securities having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Securities.

SECTION 5.05      Proceedings by Trustee.

         In case an Event of Default occurs with respect to Securities and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this

Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 5.06      Remedies Cumulative and Continuing.

         All powers and remedies given by this Article V to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to the Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article V or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

SECTION 5.07 Direction of Proceedings and Waiver of Defaults by Majority of Securityholders.

         The holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that such direction shall not be in conflict with any rule or law or with this Indenture and, (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

         Prior to any declaration accelerating the maturity of the Securities, the holders of a majority in aggregate principal amount of the Securities at the time outstanding may on behalf of the holders of all of the Securities waive any past default or Event of Default and its consequences except (a) a continuing default in the payment of principal of or premium, if any, or interest (including Compounded Interest and Additional Sums, if any) on any of the Securities or (b) a default in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security (or Preferred Security) affected. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

SECTION 5.08      Notice of Defaults.

         (a) The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities known to a Responsible Officer of the Trustee (or, if later, within 30 days after a Responsible Officer of the Trustee has actual knowledge of a default), mail to all Securityholders, as the names and addresses of such holders appear upon the Security Register, notice of all defaults known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section
5.08 being hereby defined to be the events specified in clauses (a), (b), (c),
(d) and (e) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest (including Compounded Interest or Additional Sums, if any) on any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders; and provided further, that in the case of any default of the character specified in
Section 5.01(c) no such notice to Securityholders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

         (b) Within five Business Days after the occurrence of any Event of Default actually known to the Trustee, the Trustee shall transmit notice of such Event of Default to all Securityholders, unless such Event of Default shall have been cured or waived.

SECTION 5.09      Undertaking to Pay Costs.

         All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.09 shall not apply to any suit instituted by the Company or the Trustee; to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 25% in aggregate principal amount of the Securities outstanding; or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums, if any) on any Security against the Company on or after the same shall have become due and payable.

SECTION 5.10      Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI
                             CONCERNING THE TRUSTEE

SECTION 6.01      Duties and Responsibilities of Trustee.

         With respect to the holders of the Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred,

                  (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture or in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

SECTION 6.02      Reliance on Documents, Opinions, etc.

         Except as otherwise provided in Section 6.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) prior to acting or refraining from acting, the Trustee may require an Officers' Certificate or Opinion of Counsel to be furnished by, or on behalf of, the Company;

         (c) any request, direction, order or demand of the Company mentioned herein may be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (d) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable and sufficient security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

         (f) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (g) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document;

         (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care;

         (i) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities unless a Responsible Officer shall have actual knowledge of such

Default or Event of Default or written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on the Securities or by any holder of the Securities; and

         (j) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith, without negligence or willful misconduct and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 6.03      No Responsibility for Recitals, etc.

         The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

SECTION 6.04 Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities.

         The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security Registrar.

SECTION 6.05      Moneys to be Held in Trust.

         Subject to the provisions of Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company.

SECTION 6.06      Compensation and Expenses of Trustee.

         The Company, as issuer of Securities under this Indenture, covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture

(including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee or any predecessor Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 6.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the resignation or removal of the Trustee and the defeasance or other termination of this Indenture.

SECTION 6.07      Officers' Certificate as Evidence.

         Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 6.08      Conflicting Interest of Trustee.

         If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

SECTION 6.09      Eligibility of Trustee.

         The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal, state, territorial, or District of

Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee.

         In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

SECTION 6.10      Resignation or Removal of Trustee.

         (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the Securities at their addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security for at least six months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with the provisions of
Section 6.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.09, any Securityholder who has been a bona fide holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and nominate a successor trustee, which shall be deemed appointed as successor trustee unless within 10 days after such nomination the Company objects thereto or if no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after such removal, in which case the Trustee so removed or any Securityholder, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 6.10 shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 6.11.

SECTION 6.11      Acceptance by Successor Trustee.

         Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the retiring trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring trustee thereunder. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

         No successor trustee shall accept appointment as provided in this
Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities at their addresses as they shall appear on the Security register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 6.12      Succession by Merger, etc.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto provided such corporations shall be otherwise qualified and eligible under this Article.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which the Securities or this Indenture elsewhere provides that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 6.13      Limitation on Rights of Trustee as a Creditor.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.

SECTION 6.14      Authenticating Agents.

         There may be one or more Authenticating Agents appointed by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any state or territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.14 without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Securityholders as the names and addresses of such holders appear on the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein.

         The Company, as borrower, agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                   ARTICLE VII
                         CONCERNING THE SECURITYHOLDERS

SECTION 7.01      Action by Securityholders.

         Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing.

         If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 7.02      Proof of Execution by Securityholders.

         Subject to the provisions of Section 6.01 and 6.02, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar. The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

SECTION 7.03      Who Are Deemed Absolute Owners.

         Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security Registrar may deem the person in whose name such Security shall be registered upon the Security Register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.05) interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

SECTION 7.04      Securities Owned by Company Deemed Not Outstanding.

         In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent, notice or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or any Affiliate of the Company (other than the Trust) or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 7.05      Revocation of Consents; Future Holders Bound.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor), subject to Section 7.01, the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                  ARTICLE VIII
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

SECTION 8.01      Company May Consolidate, etc., on Certain Terms.

         Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company, as the case may be), or successive consolidations or mergers in which the Company or its successor or successors, as the case may be, shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Company, or its successor or successors as the case may be, as an entirety, or substantially as an entirety, to any other Person (whether or not affiliated with the Company, or its successor or successors, as the case may be) authorized to acquire and operate the same; provided, that (a) the Company is the surviving Person, or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, conveyance, transfer or lease of property is made is a Person organized and existing under the laws of the United States or any State thereof or the District of Columbia, and (b) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of (and premium, if any) and interest on the Securities according to their tenor and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be kept or performed by the Company shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the Person formed by such consolidation, or into which the Company shall have been merged, or by the Person which shall have acquired such property, as the case may be[, which supplemental indenture shall provide for conversion rights in accordance with Article XIII] and (c) after giving effect to such consolidation, merger, sale, conveyance, transfer or lease, no Default or Event of Default shall have occurred and be continuing.

SECTION 8.02      Successor Corporation to be Substituted for Company.

         In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the

Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest (including any Additional Sums or Compounded Interest) on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Newfield Exploration Company any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor Person thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

SECTION 8.03      Opinion of Counsel to be Given Trustee.

         The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale, conveyance, transfer or lease, and any assumption, permitted or required by the terms of this Article VIII complies with the provisions of this
Article VIII.

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

SECTION 9.01      Without Consent of Securityholders.

         The Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, without the consent of the Securityholders, for one or more of the following purposes:

         (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company herein and in the Securities pursuant to Article VIII hereof;

         (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Securityholders as the Board of Directors and the Trustee shall consider to be for the protection of the Securityholders, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such amendment may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not materially adversely affect the interests of the holders of the Securities;

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities;

         (f) to make provision for transfer procedures, certification, book-entry provisions, the form of restricted securities legends, if any, to be placed on Securities, and all other matters required pursuant to Section 2.06 or otherwise necessary, desirable or appropriate in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by the Trust following a Dissolution Event;

         (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act[; or

         (h) to make provision with respect to the conversion of Securities pursuant to the requirements of Article XIII].

         The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture to effect such amendment, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any amendment to the Indenture authorized by the provisions of this
Section 9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

SECTION 9.02      With Consent of Securityholders.

         With the consent (evidenced as provided in Section 7.01) of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such amendment shall without the consent of the holders of each Security then outstanding and affected thereby (i) change the Maturity Date of any Security, or reduce the rate of interest (including Compounded Interest) or extend the time of payment of interest thereon (except as contemplated by Section 2.13), or reduce the principal amount thereof or the amount of premium thereon, if any, or reduce any amount payable on redemption thereof, or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or impair or affect the right of any Securityholder to institute suit for payment thereof [or adversely affect the right to convert such Security as provided in Article XIII], (ii) modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the holders of Securities, (iii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such amendment to the Indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture or
(iv) modify any of the provisions of the first paragraph of this Section 9.02, or the second sentence of Section 5.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each outstanding Security affected thereby; provided, however, that if the Securities are held by the Trust, such amendment shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such amendment; provided, further, that if the consent of the holder of each outstanding Security is required, such amendment shall not be effective until each holder of the Trust Securities shall have consented to such amendment.

         Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture affecting such amendment, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, prepared by the Company, setting forth in general terms the substance of such supplemental indenture, to the Securityholders as their names and addresses appear upon the Security Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 9.03 Compliance with Trust Indenture Act; Effect of Supplemental Indentures.

         Any supplemental indenture executed pursuant to the provisions of this
Article IX shall comply with the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.04      Notation on Securities.

         Securities authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this
Article IX may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities then outstanding.

SECTION 9.05 Evidence of Compliance of Supplemental Indenture to be Furnished Trustee.

         The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive, in addition to the document required by Section 1.07, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article IX.

                                    ARTICLE X
                                   REDEMPTION

SECTION 10.01     Special Event Redemption.

         [If, at any time, a Special Event has occurred and is continuing then, notwithstanding Section 10.02(a), the Company shall have the right but not the obligation, at any time within 90 days following the occurrence of such Special Event, upon (i) not less than 45 days' written notice to the Trustee and (ii) not less than 30 days' nor more than 60 days' written notice to the Securityholders, to redeem the Securities, in whole (but not in part), at the Special Event Redemption Price. Following a Special Event, if the Company wishes to exercise its right of redemption pursuant to this Section 10.01, the Company shall take such action as is necessary to promptly determine the Special Event Redemption Price, including __________. The Company shall provide the Trustee with written notice of the Special Event Redemption Price promptly after the calculation thereof, which notice shall include __________. The Special Event Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Special Event Redemption Price by 10:00 a.m., New York City time, on the date such Special Event Redemption Price is to be paid.]

SECTION 10.02     Optional Redemption by Company.

         [Subject to the provisions of this Article X, the Company shall have the right to redeem the Securities, in whole or in part, from time to time, at a redemption price equal to the Optional Redemption Price.

         If the Securities are only partially redeemed pursuant to this Section 10.02, the Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption; provided that any such proration may be made on the basis of the aggregate principal amount of Securities held by each Securityholder and may be made by making such adjustments as the Company deems fair and appropriate in order that only Securities in denominations of [$1,000] or integral multiples thereof shall be redeemed. The Optional Redemption Price shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines; provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York City time, on the date such Optional Redemption Price is to be paid.]

SECTION 10.03     No Sinking Fund.

         The Securities are not entitled to the benefit of any sinking fund.

SECTION 10.04     Notice of Redemption; Selection of Securities.

         In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities so to be redeemed as a whole or in part at their last addresses as the same appear on the Security Register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         Each such notice of redemption shall specify the CUSIP number of the Securities to be redeemed, the date fixed for redemption, the redemption price at which the Securities are to be redeemed (or the method by which such redemption price is to be calculated), the place or places of payment that payment will be made upon presentation and surrender of the Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, [the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion] and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities are to be redeemed the notice of redemption shall specify the numbers of the Securities to be redeemed. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

         The Company will give the Trustee notice not less than 45 days prior to the redemption date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities or portions thereof (in integral multiples of [$1,000], except as otherwise set forth in the applicable form of Security) to be redeemed.

SECTION 10.05     Payment of Securities Called for Redemption.

         By 12:00 noon New York City time on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate Redemption Price, together with accrued interest to the date fixed for redemption.

         [If any Security called for redemption is converted, any money deposited with the Trustee or with any paying agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.]

         If notice of redemption has been given as provided in Section 10.04, the Securities or portions of Securities with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable Redemption Price, together with interest accrued to the date fixed for redemption (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date), and on and after said date (unless the Company shall default in the payment of such Securities at the Redemption Price, together with interest accrued to said date) interest (including Compounded Interest and Additional Sums, if any) on the Securities or portions of Securities so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with interest (including Compounded Interest and Additional Sums, if any) accrued thereon to the date fixed for redemption (subject to the rights of holders of Securities on the close of business on a regular record date in respect of an Interest Payment Date occurring on or prior to the redemption date).

         Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                                   ARTICLE XI
                     SATISFACTION AND DISCHARGE OF INDENTURE

SECTION 11.01     Discharge of Indenture.

         When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in
Section 2.07) and not theretofore canceled, or (b) all the Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay on the Maturity Date or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced as provided in Section 2.07) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest (including Compounded Interest and Additional Sums, if any) due or to become due to the Maturity Date or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of or premium, if any, or interest (including Compounded Interest and Additional Sums, if any) on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect except for the provisions of Sections 2.02, 2.06, 2.07, 6.10,
11.04 [and Article XIII] hereof, which shall survive until such Securities shall mature and be paid [or are converted]. Thereafter, Sections 6.10 and 11.04 shall survive, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

SECTION 11.02 Deposited Moneys to be Held in Trust by Trustee.

         Subject to the provisions of Section 11.04, all moneys deposited with the Trustee pursuant to Sections 11.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Securities for the payment of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

SECTION 11.03     Paying Agent to Repay Moneys Held.

         Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon written demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 11.04     Return of Unclaimed Moneys.

         Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of or premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for two years after the date upon which the principal of or premium, if any, or interest (including Compounded Interest and Additional Sums, if any) on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease. [All moneys deposited with the Trustee pursuant to Section 11.01 (and held by it or any paying agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.]

                                   ARTICLE XII
                                  SUBORDINATION

SECTION 12.01     Agreement to Subordinate.

         The Company covenants and agrees, and each holder of Securities issued hereunder likewise covenants and agrees, that the Securities shall be issued subject to the provisions of this Article XII; and each holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         The payment by the Company of the principal of, premium, if any, and interest (including Compounded Interest and Additional Sums, if any) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article XII shall prevent the occurrence of any Default or Event of Default hereunder.

SECTION 12.02     Default on Senior Indebtedness.

         In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness, or in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then, in either case, no payment shall be made by the Company with respect to the principal (including redemption payments) of or premium, if any, or interest on the Securities until such default shall have been cured or waived in writing or shall have ceased to exist or such Senior Indebtedness shall have been discharged or paid in full.

         In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee or any Securityholder when such payment is prohibited by the preceding paragraphs of this Section 12.02, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear.

SECTION 12.03     Liquidation; Dissolution; Bankruptcy.

         Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Indebtedness of the Company shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Company on account of the principal (and premium, if any) or interest (including Compounded Interest and Additional Sums, if any) on the Securities; and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Securityholders or the Trustee would be entitled to receive from the Company, except for the provisions of this Article XII, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Securityholders or by the Trustee under the Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Company (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all such Senior Indebtedness in full, in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Securityholders or to the Trustee.

         In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or any Securityholder before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

         For purposes of this Article XII only, the words "assets of the Company of any kind or character, whether cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XII with respect to the Securities to the payment of Senior Indebtedness that may at the time be outstanding; provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale, conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article VIII of this Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 12.03 if such other Person shall, as a part of such consolidation, merger, sale, conveyance, transfer or lease, comply with the conditions stated in Article VIII of this Indenture. Nothing in Section 12.02 or in this Section
12.03 shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 6.06 of this Indenture.

         Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness of the Company, as the case may be, nor shall anything herein or therein prevent the occurrence of an Event of Default under Article V or prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon the occurrence of a Default or an Event of Default under the Indenture, subject to the rights, if any, under this Article XII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

SECTION 12.04     Subrogation.

         Subject to the payment in full of all Senior Indebtedness, the rights of the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article XII, and no payment over pursuant to the provisions of this Article XII to or for the benefit of the holders of such Senior Indebtedness by Securityholders or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness of the Company, and the holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XII are and are intended solely for the purposes of defining the relative rights of the holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

SECTION 12.05     Trustee to Effectuate Subordination.

         Each Securityholder by such Securityholder's acceptance thereof authorizes and directs the Trustee on such Securityholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee such Securityholder's attorney-in-fact for any and all such purposes.

SECTION 12.06     Notice by the Company.

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XII. Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XII, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this
Section 12.06 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest (including Compounded Interest and Additional Sums, if any) on any Security, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         The Trustee, subject to the provisions of Article VI of this Indenture, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee on behalf of such holder), as the case may be, to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee and the Securityholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

SECTION 12.07     Rights of the Trustee; Holders of Senior Indebtedness.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XII, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Article VI of this Indenture, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Securityholders, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this
Article XII or otherwise.

         Nothing in this Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.06.

SECTION 12.08     Subordination May Not Be Impaired.

         No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company, as the case may be, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company, as the case may be, with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the holders of the Securities to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company, as the case may be, and any other Person.

SECTION 12.09     Article Applicable to Paying Agents.

         In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee.

SECTION 12.10     Trust Moneys Not Subordinated.

         Notwithstanding anything contained herein to the contrary, payments from money held in trust under Section 11.02 of this Indenture by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article XII, and none of the Securityholders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

                                  ARTICLE XIII
                            [CONVERSION OF SECURITIES

SECTION 13.01     Conversion Rights.

         Subject to and upon compliance with the provisions of this Article, the Securities are convertible, at the option of the holder, at any time prior to 5:00 p.m. New York City time on the Business Day immediately preceding _____________ into [a number of fully paid and nonassessable shares of Common Stock equal to the $____ principal amount per Security divided by the initial conversion price of $___ (the "Initial Conversion Price") (equal to an initial conversion ratio of approximately _____shares of Common Stock for each $___ in aggregate principal amount of Securities).] The conversion price in effect at any given time is known as the "Applicable Conversion Price" and is subject to adjustment as described in this Article XIII. A holder of Securities may convert any portion of the principal amount of the Securities into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by the Applicable Conversion Price. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of the Business Day immediately preceding the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

SECTION 13.02     Conversion Procedures.

         (a) In order to convert all or a portion of the Securities, the holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion setting forth the principal amount of Securities to be converted, together with the name or names, if other than the holder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are definitive Securities, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to convert such Preferred Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Securities held by the Trust (at an exchange rate of $____ principal amount of Securities for each Preferred Security) and (ii) to immediately convert such Securities, on behalf of such holder, into Common Stock of the Company pursuant to this Article XIII and, if such Preferred Securities are in definitive form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Securities except pursuant to a Notice of Conversion duly executed and delivered to the Conversion Agent by a holder of Preferred Securities.

         [If a Notice of Conversion is delivered on or after the regular record date and prior to the subsequent Interest Payment Date, the holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose due date is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Securities being converted, which shall be deemed to be paid in full.] Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the holder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date and such Person or Persons will cease to be a record holder or record holders of the Securities on that date; provided, however, that if the transfer books of the Common Stock shall be closed on said Conversion Date, the Company shall not be required to issue any shares on such conversion until the date on which such transfer books shall be reopened and such Person or Persons shall not be deemed to have become the holder or holders of record of such shares until the date on which such transfer books shall be reopened, but such conversion shall nevertheless be effected when such transfer books shall be reopened at the Conversion Price in effect on and otherwise as of the date on which such Security shall have been surrendered to and such Notice of Conversion received by the Company as aforesaid. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

         (b) Subject to any right of the holder of such Security or any Predecessor Security to receive interest as provided in Section 2.05(e) and the second paragraph of clause (a) of Section

13.02, the Company's delivery upon conversion of the whole number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at maturity of the portion of Securities so converted and any unpaid interest (including Additional Payments) accrued on such Securities at the time of such conversion.

         (c) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Securities or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the holder of the Securities or the holder of the Preferred Securities so converted.

         (d) In the event of the conversion of any Security in part only, a new Security or Securities for the unconverted portion thereof will be issued in the name of the holder thereof upon the cancellation thereof in accordance with
Section 3.06.

         (e) In effecting the conversion transactions described in this Section, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Securities) and as agent of the holders of Securities (in the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (x) if the Trust exists, (i) to exchange Securities held by or on behalf of the Trust from time to time for Preferred Securities in connection with the conversion of such Preferred Securities in accordance with this Article XIII and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIII and to deliver to the Trust a new Security or Securities for any Securities held by the holders and not converted in connection with the conversion of such Securities in accordance with this Article XIII and (y) if the Trust has been dissolved and the Securities have been distributed to the holders of the Preferred Securities, to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this
Article XIII and to deliver to such holders a new Security or Securities for any resulting unconverted principal amount.

SECTION 13.03     Conversion Price Adjustments.

         The Applicable Conversion Price shall be subject to adjustment (without duplication) from time to time as follows ____________________.

SECTION 13.04     Reclassification, Consolidation, Merger or Sale of Assets.

         In the event that the Company shall be a party to any transaction (including without limitation (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company

(other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company),
(c) any sale or transfer of all or substantially all of the assets of the Company or (d) any compulsory share exchange) (each of the events in the preceding clauses (a) through (d) being referred to as a "Company Transaction"), in each case, as a result of which shares of Common Stock shall be converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such Company Transaction whereby the holder of each Security then outstanding shall have the right thereafter to convert such Security only into the kind and amount of securities, cash and other property receivable upon the consummation of the Company Transaction by a holder of that number of shares of Common Stock into which such Security was convertible immediately prior to such transaction. Holders of the Securities shall have no voting rights with respect to any Company Transaction described in this Section 13.04.

         The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIII. The above provisions shall similarly apply to successive transactions of the foregoing type.

SECTION 13.05     Notice of Adjustments of Conversion Price.

         Whenever the Applicable Conversion Price is adjusted as herein provided:

         (a) the Company shall compute the adjusted Applicable Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Applicable Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent, the Property Trustee and the transfer agent for the Preferred Securities and the Securities; and

         (b) a notice stating the Applicable Conversion Price has been adjusted and setting forth the adjusted Applicable Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Company and the books and records of the Trust, respectively.

SECTION 13.06     Prior Notice of Certain Events.

         In case:

                  (i) the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 13.03(iv) or (v) or (2) authorize a tender or exchange offer that would require an adjustment pursuant to Section 13.03(vi);

                  (ii) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                  (iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (a) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the books and records of the Trust, or (b) shall cause to be mailed to all holders at their last addresses as they shall appear in the Security Register, at least fifteen days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 13.07     Definitions Applicable to Article XIII.

                  (a) The following definitions shall apply to terms used in this Article XIII:

                  (1) "Applicable Conversion Price" has the meaning specified in
         Section 13.01.

                  (2) "Closing Price" of any security on any day shall mean on any day the last reported sale price of such security on such day, or in case no sale takes place on such day, the average of the closing bid and asked prices in each case on the principal national securities exchange on which such securities are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the NNM or, if such securities are not listed or admitted to trading on any national securities exchange or quoted on the NNM, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected by the Company Common Stock" means common stock, par value $.01 per share, of the Company (or shares of any class or classes resulting from any reclassification or reclassifications thereof).

                  (3) "Company Transaction" has the meaning specified in Section 13.04.

                  (4) "Conversion Agent" means the Person appointed to act on behalf of the holders of Preferred Securities in effecting the conversion of Preferred Securities as and in the manner set forth in the Trust Agreement and Section 13.02 hereof.

                  (5) "Conversion Date" has the meaning specified in Section 13.02.for such purpose.

                  (6) "Initial Conversion Price" has the meaning specified in
         Section 13.01.

                  (7) "NNM" means the National Market System of the National Association of Securities Dealers, Inc., or any successor national automated interdealer quotation system.

                  (8) "Notice of Conversion" means the notice to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Securities and to convert such Securities into Common Stock on behalf of such holder.

                  (9) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

SECTION 13.08     Dividend or Interest Reinvestment Plans.

         (a) Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies.

         (b) There shall also be no adjustment of the Applicable Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this
Article XIII.

SECTION 13.09     Certain Additional Rights.

         Notwithstanding any other provision of this Article XIII to the contrary, rights, warrants, evidences of indebtedness, other securities, cash or other assets (including, without limitation, any rights distributed pursuant to any stockholder rights plan) shall be deemed not to have been distributed for purposes of this Article XIII if the Company makes proper provision so that each holder who converts a Security (or any portion thereof) after the date fixed for determination of stockholders entitled to receive such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of such distributions that such holder would have been entitled to receive if such holder had, immediately prior to such determination date, converted such Security into Common Stock.

SECTION 13.10     Restrictions on Common Stock Issuable Upon Conversion.

         If shares of Common Stock to be issued upon conversion of a Security in respect of Preferred Securities are to be registered in a name other than that of the holder of such Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the holder shares of Common Stock or such Preferred Securities issued upon conversion of any such Security in respect of such Preferred Securities not so accompanied by a properly completed certificate.

SECTION 13.11 Trustee Not Responsible for Determining Conversion Price or Adjustments.

         Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any holder of any Security to determine whether any facts exist which may require any adjustment of the Applicable Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or whether any supplemental indenture needs to be entered into. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in Article X or this Article XIII.]



                      [REMAINDER OF THIS PAGE LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.


                                     NEWFIELD EXPLORATION COMPANY


                                     By:
                                        ----------------------------------



                                     FIRST UNION NATIONAL BANK,
                                     AS TRUSTEE


                                     By:
                                        ----------------------------------

                                    EXHIBIT A
                           (FORM OF FACE OF SECURITY)

         [Include if a Global Security: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY" OR "DTC") OR A NOMINEE OF THE DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (55 WATER STREET, NEW YORK, NEW YORK) TO CONTINENTAL AIRLINES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO BELOW.]

                                                       [CUSIP NO:______________]

No._____________                                    Principal Amount:___________

                          NEWFIELD EXPLORATION COMPANY
                     ________% JUNIOR SUBORDINATED DEBENTURE
                            DUE ______________, ____

         Newfield Exploration Company., a Delaware corporation (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to First Union National Bank, as Property Trustee for Newfield Financial Trust II or registered assigns, the principal sum of __________________ DOLLARS ($__________) [Reference Schedule A if Global Security] on _________, ___ (the "Maturity Date"), unless previously redeemed, and to pay interest on the outstanding principal amount hereof from ___________, ____, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on __________ and __________ of each year, commencing ______________,
____, at the rate of ____% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period less than a full calendar month, the number of days elapsed in such month. In the event that any date on which the principal of (or premium, if any) or interest on this Security is payable is not a Business Day, then the payment payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day falls in the next calendar year, then such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment is otherwise required. Pursuant to the Indenture, in certain circumstances the Company will be required to pay Additional Sums and Compounded Interest (each as defined in the Indenture) with respect to this Security.

         The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be at the close of business on the _____ day of the month preceding the month in which the relevant interest payment date falls. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the holders on such regular record date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the holders of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         The principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that, payment of interest may be made at the option of the Company by (i) check mailed to the holder at such address as shall appear in the Security Register or
(ii) by transfer to an account maintained by the Person entitled thereto; provided that proper written transfer instructions have been received by the relevant record date. Notwithstanding the foregoing, so long as the Holder of this Security is the Property Trustee, the payment of the principal of (and premium, if any) and interest (including Compounded Interest and Additional Sums, if any) on this Security will be made at such place and to such account as may be designated by the Property Trustee.

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her attorney-in-fact for any and all such purposes. Each holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

         The provisions of this Security are continued on the reverse side hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and sealed.


Dated:               ,
      ---------------  -----

                                  NEWFIELD EXPLORATION COMPANY


                                  By:
                                     --------------------------


                                  Attest:


                                  By:
                                     --------------------------

                     (FORM OF CERTIFICATE OF AUTHENTICATION)
                          CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.


FIRST UNION NATIONAL BANK,
as Trustee



By:
   ------------------------
Authorized Signatory

                          (FORM OF REVERSE OF SECURITY)

         This Security is one of the Securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued under and pursuant to an Indenture, dated as of ___________, ___ (the "Indenture"), duly executed and delivered between the Company and First Union National Bank, as Trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Securities.

         [Upon the occurrence and continuation of a Special Event at any time, the Company shall have the right, at any time within 90 days following the occurrence of such Special Event, to redeem this Security in whole (but not in part) at the Special Event Redemption Price. "Special Event Redemption Price" shall mean, with respect to any redemption of the Securities following a Special Event, an amount in cash equal to _________________.]

         [In addition, the Company shall have the right to redeem this Security, in whole or in part, at any time (an "Optional Redemption"), at a redemption price (the "Optional Redemption Price") equal to ___________________.]

         [The Optional Redemption Price or the Special Event Redemption Price, as the case requires, shall be paid prior to 12:00 noon, New York City time, on the date of such redemption or at such earlier time as the Company determines; provided, that the Company shall deposit with the Trustee an amount sufficient to pay the applicable Redemption Price by 10:00 a.m., New York City time, on the date such Redemption Price is to be paid. Any redemption pursuant to this paragraph will be made upon not less than 30 days nor more than 60 days notice. If the Securities are only partially redeemed by the Company pursuant to an Optional Redemption, the particular Securities to be redeemed shall be selected on a pro rata basis not more than 60 days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption; provided, however, that any such proration may be made on the basis of the aggregate principal amount of Securities held by each Securityholder thereof and may be made by making such adjustments as the Company deems fair and appropriate in order that only Securities in denominations of [$1,000] or integral multiples thereof shall be redeemed.]

         [The holder of any Security has the right, exercisable at any time prior to 5:00 p.m., New York City time, on _____________, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $____) into [a number of fully paid and nonassessable shares of Common Stock equal to the $____ principal amount per Security divided by the initial conversion price of $___ (the "Initial Conversion Price") (equal to an initial conversion ratio of approximately _____shares of Common Stock for each $___ in aggregate principal amount of Securities).] The conversion price and equivalent conversion ratio are subject to adjustment under certain circumstances. If a Security is called for redemption, the conversion right will terminate at the close of business on the Business Day immediately preceding the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

         To convert a Security, a holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any holder surrenders a Security for conversion after the close of business on the regular record date for the payment of an installment of interest and prior to the opening of business on the next Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered holder of such Security on such regular record date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the Applicable Conversion Price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.]

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of a majority in aggregate principal amount of the Securities at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of each holder of Securities then outstanding and affected thereby, (i) change the Maturity Date of any Securities, or reduce the principal amount thereof, or reduce any amount payable on redemption thereof, or reduce the rate or extend the time of payment of interest thereon (subject to Section 2.13 of the Indenture), or make the principal of, or interest or premium on, the Securities payable in any coin or currency other than U.S. dollars, or impair or affect the right of any holder of Securities to institute suit for the payment thereof [or adversely affect the right to convert such Security], or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of all of the holders of the Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture, and its consequences, except a continuing default in the payment of the principal of or premium, if any, or interest on any of the Securities or a default in respect of any covenant or provision under which the Indenture cannot be modified or amended without the consent of each holder of Securities then outstanding. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest (including Compounded Interest and Additional Sums, if any) on this Security at the time and place and at the rate and in the money herein prescribed [or to convert this Security as provided in the Indenture].

         So long as no Event of Default shall have occurred and be continuing, the Company shall have the right, at any time and from time to time during the term of the Securities, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 10 consecutive [semi-annual] periods, including the first such [semi-annual] period during such extension period, and not extending beyond the Maturity Date of the Securities (an "Extended Interest Payment Period"), at the end of which period the Company shall pay all interest then accrued and unpaid (together with interest thereon at the rate specified for the Securities to the extent that payment of such interest is enforceable under applicable law). Before the termination of any such Extended Interest Payment Period, the Company may further defer payments of interest by further extending such Extended Interest Payment Period; provided that such Extended Interest Payment Period, together with all such previous and further extensions within such Extended Interest Payment Period, shall not exceed 10 consecutive [semi-annual] periods, including the first [semi-annual] period during such Extended Interest Payment Period shall not extend beyond the Maturity Date of the Securities. Upon the termination of any such Extended Interest Payment Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements.

         The Company has agreed that it will not make certain payments on its capital stock and certain other instruments during an Extension Period.

         The Company will have the right at any time to liquidate the Trust and cause the Securities to be distributed to the holders of the Trust Securities in liquidation of the Trust.

         The Securities are issuable only in registered form without coupons in denominations of [$1,000] and any integral multiple thereof. As provided in the Indenture and subject to the transfer restrictions limitations as may be contained herein and therein from time to time, this Security is transferable by the holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, any authenticating agent, any paying agent, any transfer agent and the registrar may deem and treat the holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and (subject to the Indenture) interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any transfer agent nor any registrar shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

         All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         THE INDENTURE AND THE SECURITIES SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                 ASSIGNMENT FORM

          To assign this Security, fill in the form below: (I) or (we)
                      assign and transfer this Security to

--------------------------------------------------------------------------------
                  (Insert assignee's soc. sec. or tax I.D. no.)

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)


and irrevocably appoint
                        -------------------------------------------------------

to transfer this Security on the books of the Company. The agent may substitute another to act for him.


--------------------------------------------------------------------------------
Date:

Your Signature:
               ----------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Security)



                             SIGNATURE GUARANTEE(1)


--------------------------------------------------------------------------------

----------
(1)(Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

[TO BE ATTACHED TO GLOBAL SECURITIES]


                                   SCHEDULE A

               The initial principal amount of this Global
               Security shall be $_______. The following increases or decreases in the principal amount of this Global Security have been made:

                         AMOUNT OF
                         DECREASE IN
                         PRINCIPAL AMOUNT                                                      SIGNATURE OF
                         OF THIS GLOBAL         AMOUNT OF              PRINCIPAL AMOUNT        AUTHORIZED
                         SECURITY INCLUDING     INCREASE IN            OF THIS GLOBAL          SIGNATORY OF
                         INCREASE UPON          PRINCIPAL AMOUNT       SECURITY FOLLOWING      TRUSTEE OR
                         EXERCISE OF            OF THIS GLOBAL         SUCH DECREASE (OR       SECURITIES
DATE MADE                OVER-ALLOTMENT OPTION  SECURITY               INCREASE)               CUSTODIAN
---------                ---------------------  ----------------       ------------------      ------------


                               ELECTION TO CONVERT


         To: Newfield Exploration Company

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock of Newfield Exploration Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

         Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Securities.


Date:
      ---------------------


in whole __


         Portions of Security to be converted ($____ or integral multiples thereof):

$
 ----------------------------------------

-----------------------------------------  Signature (for conversion only)


Please Print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number
                                    -------------------------------------------

--------------------------------------------------------------------------------



Signature Guarantee:(2)


--------------------------------------------------------------------------------


----------

(2)(Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)